Exhibit 10.11(c)

LANVISION SYSTEMS, INC.

First Amendment to Lease and Acceptance of Delivery to the Lease for office space between LanVision, Inc. (a wholly owned subsidiary) and The Western and Southern Life Insurance Company, effective January 31, 2005.

FIRST AMENDMENT TO LEASE AND
ACCEPTANCE OF DELIVERY

This FIRST AMENDMENT TO LEASE AND ACCEPTANCE OF DELIVERY (the “First Amendment”) is made effective as of January 31, 2005 and is by and between The Western and Southern Life Insurance Company (“Landlord”), whose address is 400 Broadway, Cincinnati, Ohio, 45202 and LanVision, Inc., (“Tenant”), whose address is 10200 Alliance Road, Cincinnati, Ohio, 45242.

WITNESSETH:

      WHEREAS, Landlord and Tenant executed a certain lease agreement (the “Lease”) dated July 30, 2004; and

      WHEREAS, the Lease provides that the Lease shall commence on the date that Landlord delivers possession of the Premises (as defined in the Lease) to Tenant; and

      WHEREAS, Landlord and Tenant now desire to (i) amend the Lease as described below and (ii) state Tenant’s acceptance of delivery of the Premises pursuant to Section 6C of the Lease.

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other valuable consideration, Landlord and Tenant agree as follows:

1. The Lease Commencement Date shall be February 1, 2005 and the Lease termination date shall be July 31, 2010.

2. Tenant hereby acknowledges and accepts delivery of the Premises pursuant to Section 6C of the Lease and reaffirms the provisions of same Section 6C as if fully rewritten herein.

3. The first paragraph of Article 3A of the Lease shall be deleted in its entirety and replaced with the following:

      “A. Base Rent. Tenant agrees to pay Landlord Base Rent (“Base Rent”) for the Premises, without demand, deduction or set off, for the entire Term in monthly installments as follows:

Time Period	Monthly Installment
February 1, 2005 through March 31, 2005	$13,486.36
April 30, 2005 through September 30, 2005	$0.00
October 1, 2005 through January 31, 2007	$13,486.36
February 1, 2007 through January 31, 2009	$15,296.61
February 1, 2009 through July 31, 2010	$17,106.86.”

4. The first sentence of Article 4B shall be deleted in its entirety and replaced with the following: “For the purposes of calculating Tenant’s Proportionate Share for the first year of the Lease Term, Landlord has established that the Additional Rent to be paid by Tenant shall be $5.75 per square foot; provided, however, notwithstanding the foregoing, no Additional Rent shall be paid by Tenant for the period beginning April 1, 2005 and ending on September 30, 2005.”

      IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to Lease and Acceptance of Delivery to be executed as of the 31st day of January, 2005 and to be effective as of the date first written above.

LANDLORD: The Western and Southern Life Insurance Company		TENANT: LanVision, Inc.

By	/s/ MARIO SAN MARCO	By	/s/ PAUL W. BRIDGE, JR

	Mario San Marco		Paul W. Bridge, Jr.
	Its Vice President		Its Chief Financial Officer

By	/s/ JONATHAN D. NIEMEYER

Jonathan D. Niemeyer
Its Vice President

STATE OF OHIO	)
) ss:
COUNTY OF HAMILTON	)

      On this, the 3 RD day of March, 2005, before me, a Notary Public, the undersigned officers, personally appeared Mario San Marco and Jonathan D. Niemeyer, who acknowledged themselves to be vice presidents of The Western and Southern Life Insurance Company, an Ohio corporation, and that they, as such officers, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation as such officers.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ DAVID C. MCCHESNEY
Notary Public
My commission expires: November 3, 2005
DAVID C. MCCHESNEY
Print Name
SEAL

County of Residence

STATE OF Ohio	)
) ss:
COUNTY OF Hamilton	)

      On this, the 8 th day of February, 2005, before me, a Notary Public, the undersigned officer, personally appeared Paul W. Bridge, Jr., who acknowledged himself to be the Chief Financial Officer of LanVision, Inc., an Ohio corporation, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/S/ MELISA VINCENT
Notary Public
My commission expires: June 8, 2009
MELISSA VINCENT
Print Name
SEAL
BUTLER
County of Residence